Exhibit 99.1

Stronghold Stockholders Overwhelmingly Approve Merger with Bitfarms

February 27, 2025

NEW YORK, Feb. 27, 2025 (GLOBE NEWSWIRE) -- Stronghold Digital Mining, Inc. (NASDAQ: SDIG) (“Stronghold”, the “Company”, or “we”) today announced that its stockholders have overwhelmingly voted “FOR” the pending merger (the “Merger”) between Stronghold and Bitfarms Ltd. (NASDAQ/TSX: BITF) (“Bitfarms”).

“I'm incredibly proud of what we've accomplished at Stronghold,” said Gregory Beard, Chief Executive Officer and Chairman of Stronghold. “We are thrilled by the strong endorsement from our stockholders, who recognize the significant value and potential of this merger and look forward to the next chapter for our stockholders as a part of Bitfarms.”

On February 27, 2025, Stronghold held a special meeting of the Company’s stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on and approved a proposal (the “Merger Agreement Proposal”) to approve and adopt the Agreement and Plan of Merger, dated as of August 21, 2024, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 12, 2024, by and among Bitfarms, Backbone Mining Solutions LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Bitfarms (“BMS”), HPC & AI Megacorp, Inc., a Delaware corporation and a direct, wholly owned subsidiary of BMS, and the Company, and the related agreements and transactions. Approximately 99.6% of the votes cast at the Special Meeting – which is approximately 54.5% of the issued and outstanding shares of Stronghold Class A common stock and Class V common stock, voting together as a single class, entitled to vote at the Special Meeting – voted to approve the Merger Agreement Proposal.

With the approval of the Merger Agreement Proposal, the Company expects the closing of the Merger to occur in March 2025, subject to the satisfaction or waiver of the remaining conditions to close. A final report on the results of the Special Meeting will be made on a Form 8-K to be filed with the Securities and Exchange Commission (“SEC”).

About Stronghold Digital Mining, Inc.

Stronghold is a vertically integrated Bitcoin mining company with an emphasis on environmentally beneficial operations. Stronghold houses its miners at its wholly owned and operated Scrubgrass and Panther Creek plants, both of which are low-cost, environmentally beneficial coal refuse power generation facilities in Pennsylvania.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Bitfarms and  Stronghold, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect Stronghold’s business and the price of its Class A common stock, par value $0.0001 per share; the failure to satisfy any of the conditions to the Merger, including obtaining required stockholder and regulatory approvals; pending or potential litigation relating to the Merger that has been or could be instituted against Stronghold, Bitfarms or their respective directors or officers, including the effects of any outcomes related thereto; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger agreement, including in circumstances requiring Stronghold to pay a termination fee; the effect of the announcement or pendency of the Merger on Stronghold’s business relationships, operating results and business generally; the risk that the Merger disrupts Stronghold’s current plans and operations; Stronghold’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; risks related to diverting management’s attention from Stronghold’s ongoing business operations; certain restrictions during the pendency of the Merger that may impact Stronghold’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; those risks described in Section 4.19 of Bitfarms’ Annual Information Form for the year ended December 31, 2023, filed with the SEC as Exhibit 99.1 to Bitfarms’ Annual Report on Form 40-F, as amended in Amendment No. 1 to the Form 40-F, filed with the SEC on December 9, 2024 (the “Amended 40-F”) Section 19 of Bitfarms’ restated Management’s Discussion and Analysis for the year ended December 31, 2023, filed with the SEC as Exhibit 99.3 to the Amended 40-F, Section 19 of Bitfarms’ restated Management’s Discussion and Analysis for the three and nine months ended September 30, 2024, filed with the SEC on December 9, 2024, as Exhibit 99.2 to Bitfarms’ Current Report on Form 6-K/A; those risks described in Item 1A of Stronghold’s Annual Report on Form 10-K, filed with the SEC on March 8, 2024, Item 1A of Stronghold’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 8, 2024, Item 1A of Stronghold’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the SEC on August 14, 2024, Item 1A of Stronghold’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, filed with the SEC on November 13, 2024, as amended pursuant to Form 10-Q/A, filed with the SEC on December 13, 2024, and subsequent reports on Forms 10-Q and 8-K; and those risks that are described in the registration statement on Form F-4 (File No. 333-282657) filed by Bitfarms with the SEC (the “registration statement”), which includes a proxy statement of Stronghold that also constitutes a prospectus of Bitfarms (the “proxy statement/prospectus”).

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus included in the registration statement on Form F-4 filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the registration statement on Form F-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Bitfarms nor Stronghold assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Bitfarms’ or Stronghold’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Investor Contact:

Matt Glover

Gateway Group, Inc.

SDIG@gateway-grp.com

1-949-574-3860

Media Contact:

contact@strongholddigitalmining.com